Exhibit 10.26

SECOND AMENDMENT AND WAIVER AGREEMENT

SECOND AMENDMENT AND WAIVER AGREEMENT, dated as of January 30, 2004 (this "Amendment Agreement"), to the Credit Agreement, dated as of October 17, 2002, as amended by the First Amendment and Waiver Agreement, dated as of December 13, 2002 (as the same may be further amended, supplemented or modified from time to time in accordance with its terms, the "Credit Agreement") among PHILLIPS-VAN HEUSEN CORPORATION, a Delaware corporation, THE IZOD CORPORATION, a Pennsylvania corporation, PVH WHOLESALE CORP., a Delaware corporation, PVH RETAIL CORP., a Delaware corporation, IZOD.COM INC., a Delaware corporation, G.H. BASS FRANCHISES INC., a Delaware corporation, CD GROUP INC., a Delaware corporation, the LENDERS party thereto, JPMORGAN CHASE BANK, as Administrative Agent and Collateral Agent, Lead Arranger and Sole Bookrunner, FLEET RETAIL FINANCE INC., as Co-Arranger and Co-Syndication-Agent, SUN TRUST BANK, as Co-Syndication Agent, THE CIT GROUP/COMMERCIAL SERVICES, INC., as Co-Documentation Agent and BANK OF AMERICA, N.A., as Co-Documentation Agent. Terms used herein and not otherwise defined herein shall have the meanings attributed thereto in the Credit Agreement.

WHEREAS, Section 5.11 of the Credit Agreement requires that each newly formed subsidiary of any Borrower will provide security to the extent required therein; and

WHEREAS, the Borrowers are requesting that each of such newly formed subsidiaries become a Borrower under the Credit Agreement; and

WHEREAS, the Borrowers have requested that the Lenders amend certain provisions of the Credit Agreement on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and subject to the fulfillment of the conditions set forth below, the parties hereto agree as follows:

SECTION 1. AMENDMENTS UNDER CREDIT AGREEMENT

1.1 PVH CK Stores, Inc., a Delaware corporation ("PVH CK"), PVH Ohio, Inc., a Delaware corporation ("PVH Ohio"), PVH Michigan, Inc., a Delaware corporation ("PVH Michigan"), PVH Pennsylvania, Inc., a Delaware corporation ("PVH Pennsylvania"), PVH Wholesale New Jersey, Inc., a Delaware corporation ("PVH New Jersey") and PVH Retail Management Corp., a Delaware corporation ("PVH Retail") shall be added as parties to the Credit Agreement and each such party shall become a "Borrower" as such term is defined in the Credit Agreement. By execution and delivery of this Amendment Agreement, (a) PVH CK, PVH Ohio, PVH Michigan, PVH Pennsylvania, PVH New Jersey and PVH Retail agree to be bound by the terms and provisions of the Credit Agreement applicable to a Borrower and (b) PVH CK, which is presently a Guarantor, shall cease to be a Guarantor and shall instead become a "Borrower" and agrees to be bound by the terms and provisions of the Credit Agreement applicable to a Borrower.

1.2 Section 1.01 of the Credit Agreement is hereby amended by adding the following defined term in the correct alphabetical order:

"`Eligible Licensing Receivables' means such receivables created by the Borrowers and the Guarantors in the ordinary course of business arising out of the licensing of goods or trademarks by the Borrowers and the Guarantors which are, and at all times shall continue to be, acceptable to the Administrative Agent in all respects. Standards of eligibility may be fixed and revised from time to time solely by the Administrative Agent in the Administrative Agent's exclusive judgment exercised in good faith in accordance with its customary credit policies. In general, without limiting the foregoing, a Licensing Receivable shall in no event be deemed to be an Eligible Licensing Receivable unless (a) the amount of such Receivable represents a fixed contractual minimum amount irrevocably payable under the applicable licensing agreement, payable at least quarterly pursuant to an invoice rendered to the licensee or, if not for a fixed contractual minimum amount, is payable at such times and on such terms and conditions, as is acceptable to the Administrative Agent in all respects, after completion of the Administrative Agent's due diligence and consultation with the Lenders as to appropriate amounts and advance rates, (b) the payment due is not more than 120 days past its invoice date, (c) the licensee has not asserted a dispute, offset, deduction or setoff, (d) the Administrative Agent shall have a first priority security interest, (e) such Licensing Receivable is denominated in dollars and payable in the United States, and (f) such Licensing Receivable would not otherwise be excluded as eligible by reason of the applicable criteria set forth in the definition of "Eligible Receivable."

1.3 The definition of "Availability Reserves" in Section 1.01 of the Credit Agreement is hereby amended by deleting the last sentence therein and by adding the following sentence at the end thereof:

"At any time that Covenant Availability is less than $70,000,000, there shall be a reserve with respect to the Design Service Payments in the amount of $5,000,000."

1.4 The definition of "Cash Interest Expense" in Section 1.01 of the Credit Agreement is hereby amended by inserting the phrase ", and the one time costs (including call premium) associated with repayment of the Subordinated Debt required to be treated as an interest expense under GAAP" immediately before the closed parenthesis at the end thereof.

1.5 The definition of "Permitted Investments" in Section 1.01 of the Credit Agreement is hereby amended by deleting subsections (b) and (d) in their entirety and substituting in lieu thereof the following:

"(b)  investments in commercial paper maturing within 270 days from the date of acquisition thereof and having, at such date of acquisition, a credit rating of at least A2 from Standard & Poor's or P2 from Moody's Investors Service, Inc.;"; and

"(d)  investments in money market mutual funds having portfolio assets in excess of $2,000,000,000 that comply with the criteria set forth in Securities and Exchange Commission Rule 2a-7 under the Investment Company Act of 1940 and are rated at least A by Standard & Poor's and at least A by Moody's Investors Services, Inc.;".

1.6 Section 2.01 of the Credit Agreement is hereby amended by inserting "(x)" immediately following subsection (i) as it appears therein and inserting the following phrase "and (y) up to eighty percent (80%) of the Eligible Licensing Receivables" immediately following the words "Net Amount of Eligible Receivables" as it appears in subsection (i).

1.7 Section 6.01 of the Credit Agreement is hereby amended by adding the following subsections at the end thereof:

"(j) unsecured line of credit not to exceed 10,000,000 euros at any time outstanding offered by CK Service Corp. to Calvin Klein Europe S.r.l. (Italy);

(k) Derivative Obligations entered into in the ordinary course of business to hedge or mitigate risks to which PVH or any subsidiary is exposed in the conduct of its business or the management of its liabilities with any Lender or an Affiliate of any Lender in an aggregate principal amount for all such Obligations not to exceed $150,000,000 at any one time outstanding; and

(l) unsecured Indebtedness incurred solely for the purpose of effecting the redemption of the Subordinated Debt not to exceed $150,000,000 provided that such Indebtedness may not mature prior to May 1, 2008, may not have an interest rate greater than 8.5% per annum and shall contain such other terms and conditions as shall be reasonably acceptable to the Administrative Agent."

1.8 Section 6.06(d) of the Credit Agreement is hereby amended by deleting such section in its entirety and substituting in lieu thereof the following:

"PVH may acquire shares of its common stock only and declare and pay cash dividends with respect to its common and preferred stock (including its Preferred Stock (Convertible); provided that Restricted Payments made pursuant to clause (d) shall not exceed (i) $20,000,000 in the aggregate in any fiscal year from fiscal year 2002 through and including fiscal year 2003, (ii)shall not exceed (i) $27,500,000 in the aggregate in fiscal year 2004, (iii) $28,500,000 in the aggregate in fiscal year 2005, (iv) $29,000,000 in the aggregate in fiscal year 2006, (v) $29,500,000 in the aggregate in fiscal year 2007 or (vi) $121,000,000 in the aggregate during the Availability Period; provided, further, that PVH may not acquire shares of its common stock or pay cash dividends pursuant to clause (d) in any fiscal quarter to the extent that (i) the Restricted Payment would not be permitted in such fiscal quarter under the Subordinated Debt Documents, (ii) Average Availability for the 30 day period (60 day period with respect to cash dividends on the Preferred Stock (Convertible)) prior to the date of such Restricted Payment, both before and immediately after giving effect to such Restricted Payment, shall be less than $70,000,000 or, solely in the case of fiscal year 2003, if such cash dividend is with respect to its common stock, $50,000,000, (iii) on the date of such Restricted Payment, both before and immediately after giving effect to such Restricted Payment, Covenant Availability shall be less than $70,000,000 or, solely in the case of fiscal year 2003, if such cash dividend is with respect to its common stock, $50,000,000 or (iv) a Default exists or the making of such Restricted Payment would result in a Default."

SECTION 2. WAIVERS UNDER CREDIT AGREEMENT

2.1 The Required Lenders hereby waive compliance by the Borrowers with the provisions of (a) Section 6.03 of the Credit Agreement solely for the purposes of permitting the investment in and transfer of assets by PVH and PVH Wholesale Corp. to PVH CK, PVH Ohio, PVH Michigan, PVH Pennsylvania, PVH New Jersey and PVH Retail and (b) Section 6.05 of the Credit Agreement solely for the purposes of permitting PVH to redeem the Subordinated Debt.

SECTION 3. CONFIRMATION OF SECURITY DOCUMENTS

Each Borrower and Guarantor, by its execution and delivery of this Amendment Agreement, irrevocably and unconditionally ratifies and confirms in favor of the Administrative Agent that it consents to the terms and conditions of the Credit Agreement as it has been amended by this Amendment Agreement and that notwithstanding this Amendment Agreement, each Security Document to which such Borrower or Guarantor is a party shall continue in full force and effect in accordance with its terms and is and shall continue to be applicable to all of the Obligations.

SECTION 4. CONDITIONS PRECEDENT

This Amendment Agreement shall become effective (the "Effective Date") upon the execution and delivery of counterparts hereof by the parties listed below and the fulfillment of the following conditions:

(a) All representations and warranties contained in this Amendment Agreement or otherwise made in writing to the Administrative Agent in connection herewith shall be true and correct.

(b) No unwaived event has occurred and is continuing which constitutes a Default under the Credit Agreement.

(c) The Administrative Agent shall have received such documents and certificates as the Administrative Agent may reasonably request relating to the organization, existence and good standing of PVH Ohio, PVH Michigan, PVH Pennsylvania, PVH New Jersey and PVH Retail and any other matters relating to PVH Ohio, PVH Michigan, PVH Pennsylvania, PVH New Jersey and PVH Retail, all in form and substance reasonably satisfactory to the Administrative Agent.

(d) The Administrative Agent shall have received all documents (including Uniform Commercial Code financing statements) required by law or requested by the Administrative Agent to create in favor of the Administrative Agent perfected Liens with respect to Collateral relating to PVH Ohio, PVH Michigan, PVH Pennsylvania, PVH New Jersey and PVH Retail.

(e) The Administrative Agent shall have received for the ratable benefit of the applicable Lenders an amendment fee in an amount equal to 10bps of the Commitment of each Lender that has executed this Amendment Agreement on or before January 30, 2004.

(f) The Administrative Agent shall have received replacement Notes reflecting the Borrowers added by this Amendment Agreement in form and substance satisfactory to the Administrative Agent. The Lenders agree to return their old Notes upon receipt of the replacement Notes.

(g) The Security Agreement shall have been amended to include PVH Ohio, PVH Michigan, PVH Pennsylvania, PVH New Jersey and PVH Retail as a "Pledgor" as such term is defined in therein. By execution and delivery of this Amendment Agreement PVH Ohio, PVH Michigan, PVH Pennsylvania, PVH New Jersey and PVH Retail (i) agree to be bound by all the terms and provisions of the Security Agreement, (ii) hereby, and thereby, grant a security interest in all assets owned by it which meet the description of Collateral set forth in the Security Agreement to secure all Secured Obligations and (iii) agree and confirm that it and such assets shall be subject to the terms and provisions of the Security Agreement.

(h) The Administrative Agent shall have received a fully completed and duly executed (i) Pledgor Addendum covering the Collateral relating to PVH Ohio, PVH Michigan, PVH Pennsylvania, PVH New Jersey and PVH Retail and (ii) Pledge Amendment duly executed and delivered by PVH.

(i) The Administrative Agent shall have received all fees and other amounts due and payable, on or prior to the Second Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrowers under the Credit Agreement or any other Financing Document.

(j) The Administrative Agent shall have received a favorable written opinion of counsel for the Borrowers with respect to the matters set forth in this Amendment Agreement in form and substance reasonably satisfactory to the Administrative Agent and such other documents (including, without limitation, updated schedules and any necessary modifications to the Borrowing Base Certificate, to reflect the inclusion of Eligible Licensing Receivables) as the Administrative Agent or the Administrative Agent's counsel shall reasonably deem necessary.

SECTION 5. MISCELLANEOUS

5.1 Each Borrower and each Guarantor reaffirms and restates the representations and warranties set forth in Article III of the Credit Agreement and all such representations and warranties shall be true and correct on the date hereof with the same force and effect as if made on such date, except as they may specifically refer to an earlier date and except as they may have been modified pursuant to the Schedules, if any, annexed to this Amendment Agreement in which event they shall be true and correct after giving effect to such modifications. Each Borrower and each Guarantor represents and warrants (which representations and warranties shall survive the execution and delivery hereof) to the Administrative Agent that:

(a) it has the corporate power and authority to execute, deliver and carry out the terms and provisions of this Amendment Agreement and the transactions contemplated hereby and has taken or caused to be taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment Agreement and the transactions contemplated hereby;

(b) no consent of any other person (including, without limitation, shareholders or creditors of any Borrower or any Guarantor), and no action of, or filing with any governmental or public body or authority is required to authorize, or is otherwise required in connection with the execution, delivery and performance of this Amendment Agreement;

(c) this Amendment Agreement has been duly executed and delivered on behalf of each Borrower and each Guarantor by a duly authorized officer, and constitutes a legal, valid and binding obligation of each Borrower and each Guarantor enforceable in accordance with its terms, subject to bankruptcy, reorganization, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally and the exercise of judicial discretion in accordance with general principles of equity;

(d) the execution, delivery and performance of this Amendment Agreement will not violate any law, statute or regulation, or any order or decree of any court or governmental instrumentality, or conflict with, or result in the breach of, or constitute a default under any contractual obligation of any Borrower or any Guarantor; and

(e) as of the date hereof (after giving effect to the consummation of the transactions contemplated under this Amendment Agreement) there exists no Default.

By its signature below, each Borrower and each Guarantor agree that it shall constitute an Event of Default if any representation or warranty made above should be false or misleading in any material respect.

5.2 Each Borrower and each Guarantor confirms in favor of the Administrative Agent and each Lender that it agrees that it has no defense, offset, claim, counterclaim or recoupment with respect to any of its obligations or liabilities under the Credit Agreement or any other Financing Document and that, except for the specific waiver(s) provided for herein, nothing herein shall be deemed to be a waiver of any covenant or agreement contained in the Credit Agreement, and except as herein expressly amended, the Credit Agreement and other Financing Documents are each ratified and confirmed in all respects and shall remain in full force and effect in accordance with their respective terms.

5.3 All references to the Credit Agreement and the other Financing Documents in the Credit Agreement, the Financing Documents and the other documents and instruments delivered pursuant to or in connection therewith shall mean such agreements as amended hereby and as each may in the future be amended, restated, supplemented or modified from time to time.

5.4 Upon presentation of its invoice, the Borrowers covenant and agree to pay in full all legal fees charged, and all costs and expenses incurred, by Kaye Scholer LLP, counsel to the Administrative Agent, in connection with the transactions contemplated under this Amendment Agreement.

5.5 This Amendment Agreement may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page by telecopier shall be effective as delivery of a manually executed counterpart.

5.6 THIS AMENDMENT AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD CALL FOR THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.

5.7 The parties hereto shall, at any time and from time to time following the execution of this Amendment Agreement, execute and deliver all such further instruments and take all such further action as may be reasonably necessary or appropriate in order to carry out the provisions of this Amendment Agreement.

PHILLIPS-VAN HEUSEN CORPORATION, Borrower

By: ___/s/ Pamela N. Hootkin__ __
 Name: Pamela N. Hootkin
Title: Vice President/Treasurer

THE IZOD CORPORATION, Borrower

By: ___/s/ Pamela N. Hootkin__ __
 Name: Pamela N. Hootkin
Title: Vice President/Treasurer

PVH WHOLESALE CORP., Borrower

By: ___/s/ Pamela N. Hootkin__ __
 Name: Pamela N. Hootkin
Title: Vice President/Treasurer

PVH RETAIL CORP., Borrower

By: ___/s/ Pamela N. Hootkin__ __
 Name: Pamela N. Hootkin
Title: Vice President/Treasurer

IZOD.COM. INC., Borrower

By: __/s/ Mark D. Fischer _____________
Name: Mark D. Fischer
Title: Vice President

G.H. BASS FRANCHISES INC., Borrower

By: __/s/ Mark D. Fischer_______________
Name: Mark D. Fischer
Title: Vice President

CD GROUP INC., Borrower

By: __/s/ Mark D. Fischer________________
Name: Mark D. Fischer
Title: Vice President

PVH CK STORES, INC., Borrower

By: __/s/ Mark D. Fischer_______________
Name: Mark D. Fischer
Title: Vice President

PVH OHIO, INC., Borrower

By: ___/s/ Pamela N. Hootkin__ __
 Name: Pamela N. Hootkin
Title: Vice President/Treasurer

PVH MICHIGAN, INC., Borrower

By: ___/s/ Pamela N. Hootkin__ __
 Name: Pamela N. Hootkin
Title: Vice President/Treasurer

PVH PENNSYLVANIA, INC., Borrower

By: ___/s/ Pamela N. Hootkin__ __
 Name: Pamela N. Hootkin
Title: Vice President/Treasurer

PVH WHOLESALE NEW JERSEY INC., Borrower

By: ___/s/ Pamela N. Hootkin__ __
 Name: Pamela N. Hootkin
Title: Vice President/Treasurer

PVH RETAIL MANAGEMENT CORP., Borrower

By: ___/s/ Pamela N. Hootkin__ __
 Name: Pamela N. Hootkin
Title: Vice President/Treasurer

JPMORGAN CHASE BANK, individually and as Administrative and Collateral Agent, and as Lead Arranger

By: ___/s/ Donna M. DiForio
Name: Donna M. DiForio
Title: Vice President

FLEET RETAIL FINANCE INC., individually and as Co-Arranger and Co-Syndication Agent

By: __/s/ Sally A. Sheehan_ _______
Name: Sally A. Sheehan
Title: Managing Director

Fleet Retail Group

SUN TRUST BANK, individually and as Co-Syndication Agent

By: ___/s/ Mark Pickering_____________
Name: Mark Pickering
Title: Vice President

THE CIT GROUP/COMMERCIAL SERVICES, INC., individually and as Co-Documentation Agent

By: __ /s/ David Rothberg____________
Name: David Rothberg
Title: Assistant Vice President

BANK OF AMERICA, N.A., individually and as Co-Documentation Agent

By: ___/s/ Richard Levenson__________
Name: Richard Levenson
Title: SVP

THE BANK OF NEW YORK

By: __/s/ Roger A. Grossman__________
Name: Roger A. Grossman
Title: Vice President

PNC BANK, NATIONAL ASSOCIATION

By: ___/s/ Edward Chanko_____________
Name: Edward Chanko
Title: AVP

WHITEHALL BUSINESS CREDIT CORPORATION

By: ____/s/ Arthur V. Lippens__________
Name: Arthur V. Lippens
Title: Vice President

TRANSAMERICA BUSINESS CAPITAL CORPORATION

By: ___/s/ Joseph Badini________ ____
Name: Joseph Badini
Title: Duly Authorized Signatory

STANDARD FEDERAL BANK NATIONAL ASSOCIATION

By: LASALLE BUSINESS CREDIT, LLC., as
Agent (formerly known as Michigan
National Bank, as successor-in-interest to
Mellon Bank, Inc.)

By: _____/s/ Karoline A. Moxham_________
Name: Karoline A. Moxham
Title: Asst. Vice President

CONGRESS FINANCIAL CORPORATION

By: ___/s/ James O'Connell______________
Name: James O'Connell
Title: Assistant Vice President

GENERAL ELECTRIC CAPITAL CORPORATION

By: __/s/ Joseph Badini_________________
Name: Joseph Badini
Title: Duly Authorized Signatory

BANK LEUMI USA

By: __/s/ John Koenigsberg_____________
Name: John Koenigsberg
Title: First VP